UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 10, 2021

________________________

Autoscope Technologies Corporation

(Exact name of registrant as specified in its charter)

Minnesota	0-26056	86-3685595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Spruce Tree Centre, Suite 400, 1600 University Avenue West, St. Paul, Minnesota	55104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 438-2363

(Former name or former address, if changed since last report.)

________________________

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AATC	The Nasdaq Capital Market
Preferred Stock Purchase Rights	AATC	The Nasdaq Capital Market

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Section 1 – Registrant's Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

(a) As previously disclosed, on August 27, 2021, Image Sensing Systems, Inc. ("ISNS"), which is a wholly-owned subsidiary of Autoscope Technologies Corporation ("Autoscope"), and TJ&Z Family Limited Partnership, a Minnesota limited partnership ("TJ&Z"), entered into a Purchase Agreement (the "Original Agreement") under which ISNS was to purchase certain real and personal property (the "Property") from TJ&Z for a total purchase price of $2,050,000.  The Property includes land and a building located at 1115 Hennepin Avenue, Minneapolis, Minnesota (the "Real Property").  The Original Agreement also provided for the sale by TJ&Z to ISNS of all of TJ&Z's interest under a billboard lease for a billboard located on the Real Property, business records related to the Real Property, and certain personal property located on the Real Property, all as described in the Original Agreement.  The Original Agreement gave ISNS 60 days after the effective date (the "Inspection Period") during which to undertake any studies, tests, investigations, and inspections of the Property.

Also as previously disclosed, on November 4, 2021, ISNS and TJ&Z entered into the First Amendment to Purchase Agreement (the "First Amendment") that extended the Inspection Period from October 26, 2021 to November 26, 2021.  The First Amendment effectively extended the closing date to December 13, 2021 and required ISNS to pay $50,000 in earnest money in addition to the $50,000 in earnest money already paid by ISNS under the Original Agreement.  (The Original Agreement, as amended by the First Amendment, is referred to in this Current Report on Form 8-K as the "Purchase Agreement.")

On December 10, 2021, ISNS closed (the "Closing") on the purchase of the Property under the terms of the Purchase Agreement and a loan in the original principal amount of $1,742,500 (the "Loan") from Coulee Bank (the "Bank") to ISNS to finance the purchase of the Property.  In addition to the $100,000 in earnest money paid by ISNS as described above and the $1,742,500 in Loan proceeds, at the Closing, ISNS paid $230,119 to finance the purchase of the Property and the payment of Closing costs.

The principal documents evidencing the Loan (the "Loan Documents"), all of which are dated as of December 10, 2021, and their principal terms are as follows:

•	The Business Loan Agreement (the "Loan Agreement") contains standard representations and warranties by ISNS to the Bank, including as to its due organization, authority to enter into the Loan Documents, the accuracy of ISNS's financial statements, and the condition of ISNS's properties and collateral for the Loan (include the Real Property). The Loan Agreement also contains affirmative agreements and covenants by ISNS, including maintaining its books and records in accordance with U.S. generally accepted accounting principles ("GAAP"); permitting the Bank to examine and audit ISNS's books and records; agreeing to provide the Bank with quarterly and annual financial statements; and maintaining adequate insurance. In addition, in the Loan Agreement, ISNS agrees not to take certain actions, including ceasing operations, liquidating, merging or restructuring as a legal entity; consolidating with or acquiring any other entity; changing its name; converting to another type of entity; or re-domesticating, dissolving or transferring or selling the collateral for the Loan out of the ordinary course of business.

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•

Events of default under the Loan Agreement include ISNS's failure to make a payment when due under the Loan; ISNS fails to comply with or to perform any other term, obligation, covenant or condition contained in the Loan Agreement or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between ISNS and the Bank; ISNS's default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of ISNS's property or ISNS's ability to repay the Loan or perform ISNS's obligations under the Loan Agreement or any of the related documents; any warranty, representation or statement made or furnished to the Bank by ISNS under the Loan Agreement or the related documents is false or misleading in any material respect; ISNS's dissolution or insolvency, the appointment of a receiver for any part of ISNS's property, any assignment for the benefit of ISNS's creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against ISNS; the commencement of foreclosure or forfeiture proceedings by any creditor of ISNS or by any governmental agency against any collateral securing the Loan; any change in ownership of 25% or more of the common stock of ISNS; a material adverse change occurs in ISNS's financial condition or the Bank believes the prospect of payment or performance of the Loan is impaired; or the Bank in good faith believes itself insecure.

•

Upon the occurrence of an event of default under the Loan Agreement, all indebtedness of ISNS to the Bank immediately will become due and payable, all without notice of any kind to ISNS, except that in the case of an event of default of the type described in the "Insolvency" subsection of the Loan Agreement, such acceleration will be automatic and not optional.  In addition, upon a default, the Bank will have all the rights and remedies provided in the Loan Documents or available at law, in equity, or otherwise.

•

The Loan is evidenced by a Promissory Note (the "Note") in the original principal amount of $1,742,500 with a term of five years and which bears interest at the fixed annual rate of 3.950% unless ISNS defaults under the terms of the Note, in which case a higher interest rate will go into effect calculated as provided in the Note.  The Note is payable in 59 consecutive monthly payments of principal and interest of $10,566, with the first payment due on January 10, 2022, and one final payment consisting of the balance of the entire remaining principal amount together with all accrued and unpaid interest, estimated at $1,438,256, due and payable on December 10, 2026.  There is no prepayment penalty unless ISNS finances the balance of the Loan with another lender, in which case ISNS would be obligated to pay a prepayment penalty to the Bank equal to 1% of the unpaid principal.  The events of default under the Note are similar to those under the Loan Agreement and are in addition to those under the Loan Agreement.

•

Under the Mortgage granted by ISNS to the Bank (the "Mortgage"), ISNS mortgaged and conveyed to the Bank, with power of sale, all of ISNS's right, title, and interest in and to the Real Property, together with all existing or subsequently erected or affixed buildings and all improvements and fixtures; and all easements, right of way, and appurtenances.  The events of default under the Mortgage are similar to those under the Loan Agreement and the Note and are in addition to those under the Loan Agreement and the Note.

•

As provided in the Assignment of Rents between ISNS and the Bank (the "Assignment"), ISNS has granted to the Bank a continuing security interest in, and conveyed to the Bank, all of ISNS's right, title, and interest in and to the rents from the Real Property.  The Assignment provides that unless and until the Bank exercises its right to collect the rents as provided in the Assignment and so long as there is no default under the Assignment, ISNS may remain in possession and control of and operate and manage the Real Property and collect the rents.  The events of default under the Assignment are similar to those under the Loan Agreement, the Note, and the Mortgage and are in addition to those under the Loan Agreement, the Note, and the Mortgage.  Other than the lease for the billboards on the Real Property, which TJ&Z assigned to ISNS, there are currently no tenants in the Real Property and no leases or other similar agreements with prospective tenants contemplated.

The above description of the Purchase Agreement and the Loan Documents is qualified in its entirety by reference to the Original Agreement and the Amendment, which are filed with this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively, and the Loan Documents, which are filed with this Current Report on Form 8-K as Exhibits 10.3, 10.4, 10.5 and 10.6, and are incorporated herein by reference.

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Cautionary Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange of 1934, as amended.  Forward-looking statements represent our expectations or beliefs concerning future events and can be identified by the use of forward looking words such as "expects," "believes," "may," "will," "should," "intends," "plans," "estimates," or "anticipates" or other comparable terminology.  Forward-looking statements are subject to risks and uncertainties that may cause our actual results to differ materially from the results described in the forward-looking statements.

The Purchase Agreement and the Loan Documents filed as Exhibits to this Current Report on Form 8-K have been included to provide Autoscope’s investors and security holders with information regarding their terms. They are not intended to provide any other factual information about Autoscope or its subsidiaries and affiliates. The Purchase Agreement and the Loan Documents contain representations and warranties certain parties made for the benefit of only such parties. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties in negotiating the terms of the Purchase Agreement and the Loan Documents. Moreover, certain representations and warranties in the Purchase Agreement and the Loan Documents were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Accordingly, the representations and warranties in the Purchase Agreement and the Loan Documents should not be relied on by any persons as characterizations of the actual state of facts about Autoscope, ISNS, or any other parties to the Purchase Agreement or the Loan Documents at the time they were made or otherwise. In addition, information concerning the subject matter of the representations and warranties may change after the respective dates of the Purchase Agreement and the Loan Documents, which subsequent information may or may not be fully reflected in our public disclosures.

Section 2 – Financial Information

Item 2.01.  Completion of Acquisition or Disposition of Assets.

Reference is made to the disclosure set forth above under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits. The following exhibits are being filed with or incorporated into this Current Report on Form 8-K, as indicated:

Exhibit No.

10.1     Purchase Agreement dated August 27, 2021 between Image Sensing Systems, Inc. and TJ&Z Family Limited Partnership, incorporated by reference to the Current Report on Form 8-K dated September 2, 2021 filed by Autoscope Technologies Corporation (File No. 0-26056)

10.2     First Amendment to Purchase Agreement dated as of November 4, 2021 between Image Sensing Systems, Inc. and TJ&Z Family Limited Partnership, incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K dated November 9, 2021 filed by Autoscope Technologies Corporation (File No. 0-26056).

10.3     Business Loan Agreement dated as of December 10, 2021 between Image Sensing Systems, Inc. and Coulee Bank, filed herewith.

10.4     Promissory Note dated as of December 10, 2021 between Image Sensing Systems, Inc. and Coulee Bank, filed herewith.

10.5     Mortgage dated as of December 10, 2021 between Image Sensing Systems, Inc. and Coulee Bank, filed herewith.

10.6     Assignment of Rents dated as of December 10, 2021 between Image Sensing Systems, Inc. and Coulee Bank, filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2021	Autoscope Technologies Corporation

	By:	/s/ Frank G. Hallowell
Frank G. Hallowell
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

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EXHIBIT INDEX

Exhibit No.	Description

10.1

Purchase Agreement dated August 27, 2021 between Image Sensing Systems, Inc. and TJ&Z Family Limited Partnership, incorporated by reference to the Current Report on Form 8-K dated September 2, 2021 filed by Autoscope Technologies Corporation (File No. 0-26056).

10.2	First Amendment to Purchase Agreement dated as of November 4, 2021 between Image Sensing Systems, Inc. and TJ&Z Family Limited Partnership, incorporated by reference to the Current Report on Form 8-K dated November 9, 2021 filed by Autoscope Technologies Corporation (File No. 0-26056).

10.3	Business Loan Agreement dated as of December 10, 2021 between Image Sensing Systems, Inc. and Coulee Bank, filed herewith.

10.4	Promissory Note dated as of December 10, 2021 between Image Sensing Systems, Inc. and Coulee Bank, filed herewith.

10.5	Mortgage dated as of December 10, 2021 between Image Sensing Systems, Inc. and Coulee Bank, filed herewith.

10.6	Assignment of Rents dated as of December 10, 2021 between Image Sensing Systems, Inc. and Coulee Bank, filed herewith.

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